UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      February 24, 2005

THE CATO CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-31340	56-0484485

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8100 Denmark Road, Charlotte, NC	28273-5975

(Address of Principal Executive Offices)	(Zip Code)

(704) 554-8510

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 24, 2005, the board of directors (the “Board”) of The Cato Corporation (the “Company”) appointed William H. Grigg and D. Harding Stowe as new directors of the Company to fill two existing vacancies on the Board. As of the date of this Current Report on Form 8-K, neither Mr. Grigg nor Mr. Stowe have been appointed to any committees of the Board, and no decision has been made regarding future appointments. With the appointment of Messrs. Grigg and Stowe, the Board consists of nine members divided into three classes, each of which serves staggered terms of three years each. Mr. Grigg is a member of the class whose terms expire at the Company’s 2006 Annual Meeting of Stockholders, and Mr. Stowe is a member of the class whose terms expire at the Company’s 2007 Annual Meeting of Stockholders.

     Mr. Grigg is Chairman Emeritus (Retired) of Duke Energy Corporation, where he held positions including Chairman, President and Chief Executive Officer, Vice Chairman, Chief Financial Officer and General Counsel over a 35 year career. Mr. Grigg retired from Duke Energy Corporation in 1997. He currently serves on the Board of Directors of Associated Electric and Gas Insurers, Ltd. and has served on the Boards of Directors of Nations Funds Group, Shaw Group, Inc. and Coltec Industries, Inc.

     Mr. Stowe has been the President and Chief Executive Officer of R.L. Stowe Mills, Inc. since 1994. Mr. Stowe currently serves on the board of the National Council of Textile Organizations, the National Cotton Council, The Foundation of the University of North Carolina at Charlotte, Inc. and the Board of Advisors of Belmont Abbey College. Mr. Stowe also serves by appointment of the Bush Administration on the United States Manufacturing Council.

     There is no arrangement or understanding between Messrs. Grigg and Stowe and any other persons pursuant to which Messrs. Grigg and Stowe, respectively, were appointed as a director of the Company. There have been no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party, in which Messrs. Grigg or Stowe had or is to have a direct or indirect material interest.

     A copy of the Company’s press release, dated February 28, 2005, announcing the appointment of Messrs. Grigg and Stowe as directors of the Company is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.	Description

99.1	Press Release of The Cato Corporation dated February 28, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CATO CORPORATION

/s/ John P. Derham Cato

Date: March 2, 2005	John P. Derham Cato
Chairman, President and
Chief Executive Officer

/s/ Michael O. Moore

Date: March 2, 2005	Michael O. Moore
Executive Vice President
Chief Financial Officer and Secretary

Exhibit Index

Exhibit	Exhibit No.

Press Release issued February 28, 2005	99.1